Narrative for the Hypothetical Illustration 1
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Prermium Outlay:
----------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  5,380.96
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    445.15
-
Mortality and Expense Charge***                                    $     76.14
+
Hypothetical Rate of Return****                                    $    (56.21)
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  6,595.46

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        37.02
2              $        37.03
3              $        37.04
4              $        37.06
5              $        37.07
6              $        37.09
7              $        37.10
8              $        37.12
9              $        37.13
10             $        37.15
11             $        37.16
12             $        37.18
               --------------
Total          $       445.15

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         6.63
2              $         6.58
3              $         6.53
4              $         6.48
5              $         6.42
6              $         6.37
7              $         6.32
8              $         6.27
9              $         6.21
10             $         6.16
11             $         6.11
12             $         6.06
               --------------
Total          $        76.14

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month              Returns
-----          --------------
1              ($        4.90)
2              ($        4.86)
3              ($        4.82)
4              ($        4.78)
5              ($        4.74)
6              ($        4.70)
7              ($        4.66)
8              ($        4.63)
9              ($        4.59)
10             ($        4.55)
11             ($        4.51)
12             ($        4.47)
               --------------
Total          ($       56.21)

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  6,595.46
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  4,387.46

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  5,449.50
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    397.82
-
Mortality and Expense Charge***                                    $     66.69
+
Hypothetical Rate of Return****                                    $    (57.02)
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  6,719.97

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        33.08
2              $        33.10
3              $        33.11
4              $        33.12
5              $        33.13
6              $        33.15
7              $        33.16
8              $        33.17
9              $        33.18
10             $        33.19
11             $        33.21
12             $        33.22
               --------------
Total          $       397.82

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         5.79
2              $         5.74
3              $         5.70
4              $         5.66
5              $         5.62
6              $         5.58
7              $         5.54
8              $         5.50
9              $         5.45
10             $         5.41
11             $         5.37
12             $         5.33
               --------------
Total          $        66.69

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month              Returns
-----          --------------
1                       (4.95)
2                       (4.91)
3                       (4.88)
4                       (4.84)
5                       (4.80)
6                       (4.77)
7                       (4.73)
8                       (4.70)
9                       (4.66)
10                      (4.63)
11                      (4.59)
12                      (4.56)
               --------------
Total                  (57.02)

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  6,719.97
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  4,511.97

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 2
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  5,342.49
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    466.80
-
Mortality and Expense Charge***                                    $     75.62
+
Hypothetical Rate of Return****                                    $    (55.80)
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  6,536.27

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        38.90
2              $        38.90
3              $        38.90
4              $        38.90
5              $        38.90
6              $        38.90
7              $        38.90
8              $        38.90
9              $        38.90
10             $        38.90
11             $        38.90
12             $        38.90
               --------------
Total          $       466.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         6.60
2              $         6.54
3              $         6.49
4              $         6.44
5              $         6.38
6              $         6.33
7              $         6.27
8              $         6.22
9              $         6.17
10             $         6.11
11             $         6.06
12             $         6.01
               --------------
Total          $        75.62

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              ($        4.87)
2              ($        4.83)
3              ($        4.79)
4              ($        4.75)
5              ($        4.71)
6              ($        4.67)
7              ($        4.63)
8              ($        4.59)
9              ($        4.55)
10             ($        4.51)
11             ($        4.47)
12             ($        4.43)
               --------------
Total          ($       55.80)

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  6,536.27
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  4,328.27

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  5,412.32
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    417.48
-
Mortality and Expense Charge***                                    $     66.26
+
Hypothetical Rate of Return****                                    $    (56.62)
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  6,663.96

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        34.79
2              $        34.79
3              $        34.79
4              $        34.79
5              $        34.79
6              $        34.79
7              $        34.79
8              $        34.79
9              $        34.79
10             $        34.79
11             $        34.79
12             $        34.79
               --------------
Total          $       417.48

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         5.76
2              $         5.71
3              $         5.67
4              $         5.63
5              $         5.59
6              $         5.54
7              $         5.50
8              $         5.46
9              $         5.41
10             $         5.37
11             $         5.33
12             $         5.29
               --------------
Total          $        66.26

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              ($        4.92)
2              ($        4.88)
3              ($        4.85)
4              ($        4.81)
5              ($        4.77)
6              ($        4.74)
7              ($        4.70)
8              ($        4.66)
9              ($        4.63)
10             ($        4.59)
11             ($        4.55)
12             ($        4.52)
               --------------
Total          ($       56.62)

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  6,663.96
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  4,455.96

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,305.82
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    441.60
-
Mortality and Expense Charge***                                    $     88.57
+
Hypothetical Rate of Return****                                    $    408.08
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  7,975.73

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        36.77
2              $        36.78
3              $        36.78
4              $        36.79
5              $        36.79
6              $        36.80
7              $        36.80
8              $        36.81
9              $        36.81
10             $        36.82
11             $        36.82
12             $        36.83
               --------------
Total          $       441.60

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         7.48
2              $         7.46
3              $         7.44
4              $         7.42
5              $         7.41
6              $         7.39
7              $         7.37
8              $         7.36
9              $         7.34
10             $         7.32
11             $         7.30
12             $         7.28
               --------------
Total          $        88.57

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              $        34.45
2              $        34.37
3              $        34.29
4              $        34.21
5              $        34.13
6              $        34.05
7              $        33.97
8              $        33.89
9              $        33.80
10             $        33.72
11             $        33.64
12             $        33.56
               --------------
Total          $       408.08

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  7,975.73
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  5,767.73

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,382.26
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    394.62
-
Mortality and Expense Charge***                                    $     77.54
+
Hypothetical Rate of Return****                                    $    413.66
=                                                                  -----------
Accumulated Value at the end of contract year 5                    $  8,115.76

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        32.87
2              $        32.87
3              $        32.87
4              $        32.88
5              $        32.88
6              $        32.88
7              $        32.89
8              $        32.89
9              $        32.89
10             $        32.90
11             $        32.90
12             $        32.90
               --------------
Total          $       394.62

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         6.52
2              $         6.51
3              $         6.50
4              $         6.49
5              $         6.48
6              $         6.47
7              $         6.46
8              $         6.45
9              $         6.43
10             $         6.42
11             $         6.41
12             $         6.40
               --------------
Total          $        77.54

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              $        34.79
2              $        34.73
3              $        34.68
4              $        34.62
5              $        34.56
6              $        34.50
7              $        34.44
8              $        34.38
9              $        34.33
10             $        34.27
11             $        34.21
12             $        34.15
               --------------
Total          $       413.66

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  8,115.76
-
The surrender charge for the 5/th/ year                            $  2,208.00
=                                                                  -----------
Cash Surrender Value at the end of contract year 5                 $  5,907.76

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 4
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,259.77
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    466.80
-
Mortality and Expense Charge***                                    $     87.95
+
Hypothetical Rate of Return****                                    $    405.01
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  7,902.03

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        38.90
2              $        38.90
3              $        38.90
4              $        38.90
5              $        38.90
6              $        38.90
7              $        38.90
8              $        38.90
9              $        38.90
10             $        38.90
11             $        38.90
12             $        38.90
               --------------
Total          $       466.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         7.43
2              $         7.42
3              $         7.40
4              $         7.38
5              $         7.36
6              $         7.34
7              $         7.32
8              $         7.30
9              $         7.28
10             $         7.26
11             $         7.24
12             $         7.22
               --------------
Total          $        87.95

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              $        34.24
2              $        34.16
3              $        34.07
4              $        33.98
5              $        33.89
6              $        33.80
7              $        33.71
8              $        33.62
9              $        33.52
10             $        33.43
11             $        33.34
12             $        33.25
               --------------
Total          $       405.01

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  7,902.03
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  5,694.03

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,337.67
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    417.36
-
Mortality and Expense Charge***                                    $     77.01
+
Hypothetical Rate of Return****                                    $    410.72
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  8,046.02

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        34.78
2              $        34.78
3              $        34.78
4              $        34.78
5              $        34.78
6              $        34.78
7              $        34.78
8              $        34.78
9              $        34.78
10             $        34.78
11             $        34.78
12             $        34.78
               --------------
Total          $       417.36

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         6.49
2              $         6.47
3              $         6.46
4              $         6.45
5              $         6.44
6              $         6.42
7              $         6.41
8              $         6.40
9              $         6.39
10             $         6.37
11             $         6.36
12             $         6.35
               --------------
Total          $        77.01

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month             Returns
-----          --------------
1              $        34.60
2              $        34.53
3              $        34.46
4              $        34.40
5              $        34.33
6              $        34.26
7              $        34.19
8              $        34.13
9              $        34.06
10             $        33.99
11             $        33.92
12             $        33.85
               --------------
Total          $       410.72

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  8,046.02
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  5,838.02

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 5
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,988.19
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    438.97
-
Mortality and Expense Charge***                                    $     97.87
+
Hypothetical Rate of Return****                                    $    785.16
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  9,028.51

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        36.60
2              $        36.59
3              $        36.59
4              $        36.59
5              $        36.59
6              $        36.58
7              $        36.58
8              $        36.58
9              $        36.57
10             $        36.57
11             $        36.57
12             $        36.56
               --------------
Total          $       438.97

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         8.10
2              $         8.11
3              $         8.12
4              $         8.13
5              $         8.14
6              $         8.15
7              $         8.16
8              $         8.17
9              $         8.18
10             $         8.19
11             $         8.20
12             $         8.22
               --------------
Total          $        97.87

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                 Monthly Net
Month              Returns
-----          --------------
1              $        64.96
2              $        65.05
3              $        65.13
4              $        65.21
5              $        65.30
6              $        65.38
7              $        65.47
8              $        65.56
9              $        65.64
10             $        65.73
11             $        65.82
12             $        65.91
               --------------
Total          $       785.16

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  9,028.51
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  6,820.51

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  7,070.26
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    392.23
-
Mortality and Expense Charge***                                    $     85.65
+
Hypothetical Rate of Return****                                    $    795.60
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  9,179.98

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        32.71
2              $        32.70
3              $        32.70
4              $        32.70
5              $        32.69
6              $        32.69
7              $        32.68
8              $        32.68
9              $        32.68
10             $        32.67
11             $        32.67
12             $        32.66
               --------------
Total          $       392.23

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         7.06
2              $         7.08
3              $         7.09
4              $         7.10
5              $         7.12
6              $         7.13
7              $         7.14
8              $         7.16
9              $         7.17
10             $         7.19
11             $         7.20
12             $         7.21
               --------------
Total          $        85.65

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                Monthly Net
Month             Returns
-----          --------------
1              $        65.60
2              $        65.73
3              $        65.85
4              $        65.98
5              $        66.10
6              $        66.23
7              $        66.36
8              $        66.49
9              $        66.62
10             $        66.75
11             $        66.88
12             $        67.01
               --------------
Total          $       795.60

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  9,179.98
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  6,971.98

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 6
---------------------------------------------
I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  6,936.53
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    466.80
-
Mortality and Expense Charge***                                    $     97.15
+
Hypothetical Rate of Return****                                    $    779.08
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  8,943.66

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        38.90
2              $        38.90
3              $        38.90
4              $        38.90
5              $        38.90
6              $        38.90
7              $        38.90
8              $        38.90
9              $        38.90
10             $        38.90
11             $        38.90
12             $        38.90
               --------------
Total          $       466.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $         8.05
2              $         8.06
3              $         8.07
4              $         8.08
5              $         8.08
6              $         8.09
7              $         8.10
8              $         8.11
9              $         8.12
10             $         8.12
11             $         8.13
12             $         8.14
               --------------
Total          $        97.15

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

                Monthly Net
Month             Returns
-----          --------------
1              $        64.57
2              $        64.63
3              $        64.69
4              $        64.76
5              $        64.82
6              $        64.89
7              $        64.95
8              $        65.02
9              $        65.09
10             $        65.15
11             $        65.22
12             $        65.29
               --------------
Total          $       779.08

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  8,943.66
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  6,735.66

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
---------------
The premium outlay is the scheduled premium paid annually.

Death Benefit:
--------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
------------------
Accumulated Value at the end of contact year 4                     $  7,020.18
+
Premium at the beginning of month 1 in the 5/th/ year*             $  2,000.00
-
Sales Expense Charge**                                             $    100.00
-
Administrative Charge (sum of charges for the 5/th/ year)***       $    108.00
-
Cost of Insurance Charge***                                        $    417.36
-
Mortality and Expense Charge***                                    $     85.05
+
Hypothetical Rate of Return****                                    $    789.81
                                                                   -----------
=
Accumulated Value at the end of contract year 5                    $  9,099.58

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

**   Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----          --------------
1              $        34.78
2              $        34.78
3              $        34.78
4              $        34.78
5              $        34.78
6              $        34.78
7              $        34.78
8              $        34.78
9              $        34.78
10             $        34.78
11             $        34.78
12             $        34.78
               --------------
Total          $       417.36

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

Month          Monthly Charge
-----           --------------
1              $         7.02
2              $         7.04
3              $         7.05
4              $         7.06
5              $         7.07
6              $         7.08
7              $         7.09
8              $         7.10
9              $         7.12
10             $         7.13
11             $         7.14
12             $         7.15
               --------------
Total          $        85.05

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

                Monthly Net
Month             Returns
-----          --------------
1              $        65.22
2              $        65.33
3              $        65.43
4              $        65.54
5              $        65.65
6              $        65.76
7              $        65.87
8              $        65.98
9              $        66.09
10             $        66.20
11             $        66.31
12             $        66.43
               --------------
Total          $       789.81

Cash Surrender Value:
---------------------

Accumulated Value at the end of contract year 5                    $  9,099.58
-
The surrender charge for the 5/th/ year                            $  2,208.00
                                                                   -----------
=
Cash Surrender Value at the end of contract year 5                 $  6,891.58

Note: The surrender value calculation would not differ for other years.